[PHOTO]

VANGUARD
QUANTITATIVE
PORTFOLIOS

Annual Report
December 31, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]


VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       4

                                  Report From
                                  The Adviser
                                       6

                                   Portfolio
                                    Profile
                                       8

                                  Performance
                                    Summary
                                       10

                                   Financial
                                   Statements
                                       11

                                   Report Of
                                  Independent
                                  Accountants
                                       19

                             Directors And Officers

                               INSIDE BACK COVER

[PHOTO]

John C. Bogle

[PHOTO]

John J. Brennan

FELLOW SHAREHOLDER,

     Amid a continuing bull market in U.S. stocks, Vanguard Quantitative Portfolios achieved a strong return of +23.1% in 1996, nicely exceeding the performance of the average competing mutual fund and edging out the return on the Standard & Poor's 500 Composite Stock Price Index.

     The table below compares the total return (capital change plus reinvested dividends) of Vanguard Quantitative Portfolios with those of the average value (growth and income) mutual fund and the unmanaged S&P 500 Index.

     The Fund's return is based on an increase in net asset value from $19.95 per share on December 31, 1995, to $22.23 per share on December 31, 1996, with the latter figure adjusted for dividends of $0.40 per share paid from net investment income and distributions totaling $1.82 per share paid from net realized capital gains.

--------------------------------------------------------------
                                              TOTAL RETURN
                                               YEAR ENDED
                                           DECEMBER 31, 1996
--------------------------------------------------------------
Vanguard Quantitative Portfolios                  +23.1%
--------------------------------------------------------------
Average Value Fund                                +20.9%
--------------------------------------------------------------
S&P 500 Index                                     +23.0%
--------------------------------------------------------------


1996 PERFORMANCE OVERVIEW

In a nearly ideal environment of moderate economic growth, rising corporate profits, and continued low inflation, the U.S. stock market flourished in 1996. Interest rates fluctuated substantially, rising early in the year along with estimates of the economy's strength, then declining in the autumn as estimates of economic growth abated--and with them, inflation anxieties. However, interest rates closed the year with a sharp upward spike in December. The yield on the benchmark 30-year U.S. Treasury bond finished 1996 at 6.6%--up about six-tenths of a percentage point from 6.0% at the end of 1995--driving the long bond's price down by about -8%.

     In contrast, the price trend for common stocks was virtually one-way: up. The S&P 500 Index provided positive returns in all but two months (July and December), as both growth stocks and value stocks performed well. While returns on these two groups are quite similar over long periods, they often diverge over shorter periods. In 1996, the S&P/BARRA Growth Index earned a return of +24.0%, not far ahead of the S&P/BARRA Value Index, which provided a return of +22.0%.

     Our adviser's mandate is to use computer-driven quantitative techniques in an effort to exceed the returns on the S&P 500 Index while paralleling its risk characteristics. We met that test in 1996, "grinding out" a slim advantage of 0.1% over the Index. But our strategy was a winning one, and we achieved a margin of 2.2 percentage points over our average competitor--more than a 10% enhancement.

     Our edge over the Index was achieved by our adviser's generally good stock selection, and, as usual, our industry group weightings had a negligible impact on our relative results. Our strategy is akin to hitting for a solid average rather than swinging for home runs by concentrating the Fund's assets in a few sectors or individual stocks.

     The wider advantage achieved over our peers in 1996 was due partly to our policy of investing mainly in the large-capitalization stocks that constitute the S&P 500 Index. This policy helped, because there was a pronounced large-cap bias to the market's returns in 1996. A striking illustration was the astounding +94% return achieved by the three largest technology stocks in the Index (Intel, Microsoft, and IBM), compared with the +5% return for the technology sector of the Russell 2000 Index of small-cap stocks.

     We also gained on our peers because of our policy of remaining fully invested (99% to 100%) in stocks at all times. Traditionally-managed equity funds usually have 5% to 10% positions in cash reserves, an obvious handicap when stock prices are rising.

LONG-TERM PERFORMANCE OVERVIEW

The strong performance by Vanguard Quantitative Portfolios in 1996 maintained our long-term superiority over the average value fund, as is shown in the following table.

-----------------------------------------------------------------------------
                                                      TOTAL RETURN
                                            10 YEARS ENDED DECEMBER 31, 1996
                                           ----------------------------------
                                            AVERAGE         FINAL VALUE OF
                                            ANNUAL            A $10,000
                                             RATE         INITIAL INVESTMENT
-----------------------------------------------------------------------------
Vanguard Quantitative Portfolios             +15.2%              $41,278
-----------------------------------------------------------------------------
Average Value Fund                           +12.9%              $33,729
-----------------------------------------------------------------------------
S&P 500 Index                                +15.3%              $41,491
-----------------------------------------------------------------------------

     For the ten years ended December 31, which encompasses all but three weeks of the Fund's operating history, we provided a margin of return over our peers of +2.3% per year. While that advantage may appear modest at first glance, it looms large over a decade. An initial stake of $10,000 in Vanguard Quantitative Portfolios on December 31, 1986, would have grown to $41,278 over ten years, compared with $33,729 for our traditionally managed competition. That is a margin of $7,549 in our favor--equal to fully three-quarters of the entire initial investment.

     That said, we fell just short (0.1% per year) of the return of the S&P 500 Index during the decade. Although beating the Index is our goal, it is a tough chore for us, but even tougher for other mutual funds with their high advisory fees and operating costs. The average general equity fund's expenses amount to 1.34% of assets annually, or more than three times our Fund's 0.38% expense ratio. The Index, of course, exists only on paper and incurs neither expenses nor transaction costs, which diminish the returns earned by real-world portfolios. (For the record, Quantitative Portfolios outpaced a low-cost S&P 500 Index mutual fund by 0.8% per year over the past decade.)

     We emphasize that future returns from the stock market may be lower than those of the past decade, which was an unusually bountiful era for stocks. Indeed, with stock prices at high levels based on several valuation measures, there is ample reason to expect lower returns in the coming decade.

IN SUMMARY

Most mutual fund investors understand that volatility risk is a measure of how much an investment may fluctuate in value over a given period of time. But many equity fund investors today have experienced only "upside volatility." The U.S. stock market has been rising--with only a few brief setbacks--for nearly 15 years.

     Against this backdrop, it seems appropriate to step back and assess the outlook for the financial markets. While no one can accurately predict what will happen over the next decade--or even the next year--it seems unlikely that stocks will enjoy a repeat of the exceptional returns of this remarkable era. Indeed, there are sure to be some rough seas ahead. Nonetheless, we believe that investors who maintain a balanced portfolio of stock funds, bond funds, and money market funds will overcome the volatility of financial markets and be rewarded. "Stay the course" has proved wise counsel in the past, and we see no reason why it should not continue to be in the future.


/s/ JOHN C. BOGLE                                         /s/ JOHN J. BRENNAN

Chairman of the Board                                      President

January 16, 1997

NOTE: The Board of Directors of Vanguard Quantitative Portfolios has approved designating the Fund as its Growth and Income Portfolio. Effective April 30, it will be identified by that name. Franklin Portfolio Associates will continue to manage the Portfolio with a quantitative strategy, seeking to enhance its returns relative to the S&P 500 Index.


A MILESTONE FOR YOUR FUND

Vanguard Quantitative Portfolios celebrated its tenth anniversary on December 10, 1996, just three weeks before the end of our fiscal year. Over the Fund's decade-plus-three-week lifetime, its return has matched that of the S&P 500 Index, outpaced even the lowest-cost index funds, and significantly surpassed the results achieved by most traditionally managed stock funds.

     Indeed, we outpaced some 90% of all growth and income funds during the decade. Nonetheless, our goal from the outset has been to also outpace the S&P 500 Index itself, and that we did not quite do for the decade.

     The advisory agreement with our portfolio manager, Franklin Portfolio Associates, provides substantial incentives for outpacing the Index by significant amounts--and commensurate penalties for shortfalls. In substance, our fee structure (scaled down last winter) at present asset levels provides for an effective fee of 0.15%--only a fraction of industry norms--which can be increased by from 33% to 67% for exemplary performance. The fee would automatically be reduced by these amounts if relative returns were unsatisfactory.

     During our history, these incentive/penalty fees have generally not come into play, reaffirming both our basic strategy and the tough challenge that our target represents. Nonetheless, your officers, directors, and investment adviser believe that the Index can indeed be beaten under our strategy. To this end, we have slightly broadened the parameters for deviating from the construction of the Index in order to provide a larger opportunity to achieve our goal, all the while maintaining risk characteristics similar to those of the Index.

     When we introduced Vanguard Quantitative Portfolios in 1986, our concept of computer-driven "enhanced indexing" was unique in the mutual fund industry. We said: "In this era of self-styled investment 'genius' . . . keep in mind that future performance of today's 'top-performing' funds is unpredictable. Our Portfolio is designed to participate in equity market returns with a high degree of relative predictability." We described this strategy as "unconventional"; in fact, it was. Since then, it has been adopted by a growing number of mutual funds. Our strategy has worked and remains in place, even as we move forward under a new name. As a new decade begins for the Fund, we note with pride that the record we have achieved has been good. With the tactical change mentioned above, we believe we have improved our opportunity to provide even better relative returns in the years ahead. We anticipate our future with excitement and with curiosity.

THE MARKETS IN PERSPECTIVE: YEAR ENDED DECEMBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The stock market in 1996 could not match its astonishing 37.6% return of the previous year--but it made a good run, with the Standard & Poor's 500 Composite Stock Price Index up by 23.0%. When the two years are considered cumulatively, the S&P 500 Index has risen 69.2%. Not surprisingly, many of the factors that drove the market higher in 1995 were still at work: Once again, steady economic growth, low inflation, and solid earnings growth were powerful motivators.

     The market's gains, however, were far from evenly distributed. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 26.7% in 1996, compared with an increase of 23.0% for the entire Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, closing the year with a 42.5% gain. Financial stocks were a close second, gaining 35.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 1.8% return, the lowest within the Index.

     With the largest companies performing so well, most smaller issues could not keep pace. This was evidenced in the considerable difference between the 23.0% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Index of small stocks. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 62.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -3.3%.

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUALIZED RETURNS
                                                PERIODS ENDED DECEMBER 31, 1996
                                              ----------------------------------
                                              1 YEAR        3 YEARS      5 YEARS
--------------------------------------------------------------------------------
Equity
   S&P 500 Index                               23.0%          19.7%       15.2%
   Russell 2000 Index                          16.5           13.7        15.6
   MSCI-EAFE Index                              6.4            8.6         8.5
--------------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index                  3.6%           6.0%        7.0%
   Lehman 10-Year Municipal
     Bond Index                                 4.5            5.3         7.5
   Salomon 90-Day U.S. Treasury Bills           5.3            5.1         4.4
--------------------------------------------------------------------------------
Other
   Consumer Price Index                         3.3%           2.8%        2.8%
--------------------------------------------------------------------------------


U.S. FIXED-INCOME MARKETS

At year-end, the yield on the 30-year U.S. Treasury bond was 6.64%, noticeably higher than its 5.95% level on December 31, 1995. The change in rates during 1996 reflects increased concern about the prospects for rising inflation, due to indications of greater than expected strength in the economy.

     When the year began, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost inter-est rates. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to meet the perceived risk: The 30-year Treasury bond's yield jumped from just below 6.0% at the end of 1995 to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. Hindsight shows that most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.3%. But increasing signs of growth in late November and December reignited inflation concerns and caused bonds to finish the year on a sour note.

     Despite the numerous setbacks suffered by the bond market in 1996, indexes were able to finish the year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only once, lowering the federal funds rate by a total of 0.25% in January.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots in 1996. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Investors who assess international markets by the often-cited EAFE benchmark--the Morgan Stanley Capital International-Europe, Australasia, Far East Index, with its 1996 return of 6.4%--could have overlooked a striking regional disparity between the Euro-pean and Pacific markets. Europe's markets gained 21.4% during the year, while their Pacific counterparts posted a decline of -8.2%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

     The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

REPORT FROM THE ADVISER

[PHOTO]

We are pleased to report on our investment results for the year ended December 31, 1996. The Fund's total return in 1996 exceeded the returns of both the unmanaged Standard & Poor's 500 Composite Stock Price Index and the average value (growth and income) mutual fund.

     Our performance in 1996 was very favorable in relation to our competitors. The following table ranks the short-term and long-term performance of Vanguard Quantitative Portfolios within the universe of value funds whose performance is monitored by Morningstar, Inc.

     One factor affecting our 1996 returns was the strong market performance of the largest companies. The largest 25 stocks in the S&P 500 Index on December 31, 1995, had a total return during 1996 of 28.4%. The S&P 500 Index itself returned "only" 23.0%. Most actively managed portfolios have trouble matching the Index when its largest components are driving performance. By slightly outperforming the Index in 1996, the Fund solidly outperformed most other value funds. This type of result is what we would expect when the largest companies drive the market's performance; we expect to do better versus the Index during periods when market leadership is not narrow and such large companies do not dominate results.


-------------------------------------------------------
         RANK OF VANGUARD QUANTITATIVE PORTFOLIOS
              AMONG GROWTH AND INCOME FUNDS
                THROUGH DECEMBER 31, 1996
-------------------------------------------------------
Last 10 years                          13th out of 122
Last 5 years                           56th out of 210
Last 3 years                           85th out of 332
Last 1 year                            99th out of 505
-------------------------------------------------------
Source: Morningstar, Inc.



     We build and maintain our portfolio by making a series of analytical measurements on a large universe of securities. In attempting to identify undervalued stocks, we employ three basic types of yardsticks:

     - Fundamental momentum measures. These analytical methods are designed to identify companies whose business and near-term business prospects are relatively strong.

     - Relative value measures. These quantify the attractiveness of a stock's price relative to such financial ratios as book value, sales, or earnings.

     - Future cash flow. These analytical measures identify likely favorable payoffs in terms of future earnings and dividends for an investment made today.

     Fundamental momentum was the primary driving force of our models' performance during 1996, although both of the value-based measurements also helped predict future stock performance.

     As the domestic equity market climbs higher, we suspect that the role of momentum will decrease in determining relative and absolute performance. For our part, we have always believed in balance in our investment approach. Vanguard Quantitative Portfolios uses more than one measure of value in developing its purchase and sales strategies. We believe that using multiple measures to select securities will help to deliver consistent results. The long-term performance comparisons provided above lend credence to that view.

     INVESTMENT PHILOSOPHY

     The Fund reflects a belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.

     In the coming year, we intend to take moderately bigger positions in individual securities relative to their weightings in the S&P 500 Index. We feel that these larger positions will enhance the long-term returns of the Fund without unduly increasing shorter-term volatility.

     We would like to repeat a point we try to make in every report to shareholders: We are long-term investors. We do not expect to be near the top of a ranked list of equity investment alternatives for every short-term period. We are more than happy when this is the case, of course, but our goal is to be at the top of these lists over the long term. Our investors should have a long-term perspective. They also should be comfortable with exposure to the equity market. We expect to be fully invested as a matter of policy.

     Our outlook for the future is positive. We have demonstrated an ability to outperform most active managers in a difficult period for active management. In periods when active management outperforms indexing, we believe that we will outperform both our peers and the indexes to a meaningful degree.

     We believe that our past success illustrates the effectiveness of the Franklin game plan, which can be summarized as seeking to win while avoiding periods of major loss. Our goal with your assets is to be consistently above average. We believe that consistency builds strong long-term performance and will continue to make Vanguard Quantitative Portfolios an attractive option for equity investors.

John Nagorniak
Franklin Portfolio Associates

January 13, 1997

PORTFOLIO PROFILE: QUANTITATIVE PORTFOLIOS
DECEMBER 31, 1996

This Profile provides a snapshot of the Fund's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS
--------------------------------------------------------
                          QUANTITATIVE
                             PORTFOLIOS         S&P 500
--------------------------------------------------------
Number of Stocks                    155             500
Median Market Cap                $17.5B          $24.5B
Price/Earnings Ratio              17.3x           19.6x
Price/Book Ratio                   2.9x            3.4x
Yield                              1.9%            2.0%
Return on Equity                  18.1%           19.6%
Earnings Growth Rate              14.1%           13.5%
Foreign Holdings                   1.7%            3.7%
Turnover Rate                       75%              --
Expense Ratio                     0.38%              --
Cash Reserves                      4.4%              --


VOLATILITY MEASURES
--------------------------------------------------------------
                                 QUANTITATIVE
                                   PORTFOLIOS        S&P 500
--------------------------------------------------------------
R-Squared                                0.98           1.00
Beta                                     1.04           1.00

INVESTMENT FOCUS
--------------------------------------------------------
[FIGURE]


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------
General Electric Co.                         3.4%
Merck & Co., Inc.                            2.7
Johnson & Johnson                            2.6
Travelers Group Inc.                         2.3
Exxon Corp.                                  2.1
Dayton-Hudson Corp.                          2.1
BankAmerica Corp.                            2.0
Pfizer, Inc.                                 1.9
The Coca-Cola Co.                            1.9
Chrysler Corp.                               1.9
--------------------------------------------------
Top Ten                                     22.9%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
--------------------------------------------------------------------------------------------------------
                                                          DECEMBER 31, 1995           DECEMBER 31, 1996
                                                         -----------------------------------------------
                                                             QUANTITATIVE     QUANTITATIVE
                                                              PORTFOLIOS       PORTFOLIOS       S&P 500
                                                         -----------------------------------------------
Basic Materials   . . . . . . . . . . .                         11.0%            3.9%              6.2%
Capital Goods & Construction  . . . . .                          6.8            13.3               8.4
Consumer Cyclical   . . . . . . . . . .                          9.9            16.9              12.1
Consumer Staples  . . . . . . . . . . .                         12.4             9.5              12.4
Energy  . . . . . . . . . . . . . . . .                          9.6            10.1               9.7
Financial   . . . . . . . . . . . . . .                         12.5            15.8              15.0
Health Care   . . . . . . . . . . . . .                         11.6            11.5              10.4
Technology  . . . . . . . . . . . . . .                         10.0             7.2              12.1
Transport & Services  . . . . . . . . .                          1.2             1.5               1.5
Utilities   . . . . . . . . . . . . . .                         12.7             9.1               9.9
Miscellaneous . . . . . . . . . . . . .                          2.3             1.2               2.3
--------------------------------------------------------------------------------------------------------

[PHOTO]

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio for a stock mutual fund was 1.34% in 1995.

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts of companies based outside of the United States.

INVESTMENT FOCUS. This grid indicates a portfolio's characteristics in terms of market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of a portfolio's total net assets in its ten largest investments (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rate for stock mutual funds is about 80%.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY: QUANTITATIVE PORTFOLIOS

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.


TOTAL INVESTMENT RETURNS: 12/10/86-12/31/96
----------------------------------------------------------
               QUANTITATIVE PORTFOLIOS             S&P 500
FISCAL     CAPITAL       INCOME       TOTAL         TOTAL
YEAR       RETURN        RETURN      RETURN        RETURN
----------------------------------------------------------
1986         -3.1%        0.0%        -3.1%         -3.3%
1987          1.8         2.2          4.0           5.3
1988         13.1         3.7         16.8          16.6
1989         27.6         4.4         32.0          31.7
1990         -5.7         3.3         -2.4          -3.1
1991         26.4         3.9         30.3          30.5
1992          4.2         2.8          7.0           7.6
1993         11.4         2.4         13.8          10.1
1994         -3.1         2.5         -0.6           1.3
1995         33.1         2.8         35.9          37.6
1996         20.9         2.2         23.1          23.0

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.




CUMULATIVE PERFORMANCE: 12/31/86-12/31/96

         Quantitative    Lipper Growth    Standard & Poor's
         Portfolios        & Income           500 Index
1986   12     10000             10000             10000
1987   03     12139             11600             12136
1987   06     12646             11908             12745
1987   09     13438             12479             13587
1987   12     10402             10155             10526
1988   03     11083             10870             11126
1988   06     11866             11490             11867
1988   09     11867             11602             11907
1988   12     12149             11684             12275
1989   03     13048             12412             13145
1989   06     14166             13335             14305
1989   09     15701             14591             15837
1989   12     16036             14399             16164
1990   03     15628             14044             15678
1990   06     16479             14756             16664
1990   09     14233             13010             14374
1990   12     15645             13752             15662
1991   03     17893             15700             17937
1991   06     17716             15656             17896
1991   09     18710             16818             18853
1991   12     20384             17721             20434
1992   03     19872             17645             19918
1992   06     19922             17671             20296
1992   09     20421             18466             20936
1992   12     21812             19249             21991
1993   03     23164             20094             22951
1993   06     23570             20252             23063
1993   09     24421             21326             23659
1993   12     24828             21408             24207
1994   03     23803             20709             23289
1994   06     23645             20641             23387
1994   09     24707             21945             24530
1994   12     24676             21241             24527
1995   03     26944             22948             26915
1995   06     29483             24831             29484
1995   09     32105             27137             31827
1995   12     33542             27896             33743
1996   03     35521             29382             35554
1996   06     36754             30393             37150
1996   09     37787             31869             38298
1996   12     41278             33729             41491




-----------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED DECEMBER 31, 1996
                              -------------------------------------    FINAL VALUE OF A
                               1 YEAR      5 YEARS      10 YEARS     $10,000 INVESTMENT
-----------------------------------------------------------------------------------------
QUANTITATIVE PORTFOLIOS        23.06%      15.16%         15.23%          $41,278
AVERAGE VALUE FUND             20.91       13.74          12.93            33,729
S&P 500 INDEX                  22.96       15.22          15.29            41,491

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96

--------------------------------------------------------------------------------------
                                                                       10 YEARS
                             INCEPTION                        ------------------------
                               DATE       1 YEAR    5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
Quantitative Portfolios      12/10/86     23.06%    15.16%      12.22%  3.01%   15.23%
--------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1996

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.


---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
QUANTITATIVE PORTFOLIOS                                    SHARES                (000)
---------------------------------------------------------------------------------------
COMMON STOCKS (95.6%)(1)
---------------------------------------------------------------------------------------
BASIC MATERIALS (3.7%)
   Allegheny Teledyne Inc.                                 99,700                2,293
   Avery Dennison Corp.                                   338,600               11,978
   Battle Mountain Gold Co. Class A                        64,500                  443
   Dow Chemical Co.                                       230,500               18,065
   Echo Bay Mines Ltd.                                     56,200                  372
   Engelhard Corp.                                         80,900                1,547
   International Paper Co.                                139,900                5,648
   Morton International, Inc.                              43,000                1,752
   Newmont Mining Corp.                                   102,400                4,582
   St. Joe Corp.                                           12,200                  793
                                                                           ------------
                                                                                47,473
                                                                           ------------
CAPITAL GOODS & CONSTRUCTION (12.7%)
   The Boeing Co.                                          70,600                7,510
   Caterpillar, Inc.                                       78,000                5,870
   Centex Corp.                                           194,400                7,314
   Cooper Industries, Inc.                                167,600                7,060
   Deere & Co.                                            173,700                7,057
   Dover Corp.                                            303,200               15,236
   General Electric Co.                                   439,300               43,436
   General Signal Corp.                                    38,800                1,659
   Ingersoll-Rand Co.                                     360,400               16,038
-  International Rectifier Corp.                           60,500                  923
   JLG Industries, Inc.                                    96,700                1,547
   Lockheed Martin Corp.                                   69,479                6,357
   Martin Marietta Materials, Inc.                         71,841                1,670
   Oakwood Homes Corp.                                    161,200                3,687
   Raychem Corp.                                          204,900               16,418
   Safety-Kleen Corp.                                      19,300                  316
   Thomas & Betts Corp.                                    21,200                  941
   Trinity Industries, Inc.                                38,800                1,455
   Tyco International Ltd.                                347,700               18,385
                                                                           ------------
                                                                               162,879
                                                                           ------------
CONSUMER CYCLICAL (16.2%)
   Black & Decker Corp.                                   241,600                7,278
   Brown Group, Inc.                                       25,500                  469
   Brunswick Corp.                                        141,300                3,391
-  Chrysler Corp.                                         721,400               23,806
-  CompUSA, Inc.                                          125,900                2,597
   Dayton-Hudson Corp.                                    674,700               26,482
   The Walt Disney Co.                                    131,700                9,170
   Eastman Kodak Co.                                      131,600               10,561
-  Federated Department Stores                            224,900                7,675
   Fleetwood Enterprises, Inc.                              7,100                  195
   Ford Motor Co.                                         294,300                9,381
   The Gap, Inc.                                          216,700                6,528
-  HFS Inc.                                               121,000                7,230
   Hilton Hotels Corp.                                    264,800                6,918
-  ITT Corp.                                               30,500                1,323
   International Game Technology                           28,800                  526
-  King World Productions, Inc.                           350,500               12,925
   Knight-Ridder, Inc.                                    126,200                4,827
   Liz Claiborne, Inc.                                     73,600                2,843
   Maytag Corp.                                           206,500                4,078
   Newell Co.                                             598,900               18,865
   Russell Corp.                                           49,800                1,482
-  Ryan's Family Steak Houses, Inc.                       431,700                2,968
   Sears, Roebuck & Co.                                   207,800                9,585
   Snap-On Inc.                                           131,100                4,670

---------------------------------------------------------------------------------------
                                                                                 MARKET
                                                                                 VALUE*
QUANTITATIVE PORTFOLIOS                                    SHARES                 (000)
---------------------------------------------------------------------------------------

   The Stanley Works                                      195,800                5,287
   TJX Cos., Inc.                                         117,000                5,543
-  Woolworth Corp.                                        521,900               11,417
                                                                           ------------
                                                                               208,020
                                                                           ------------
CONSUMER STAPLES (9.1%)
   Archer-Daniels-Midland Co.                             925,780               20,367
   The Coca-Cola Co.                                      466,100               24,529
   Adolph Coors Co. Class B                                20,900                  397
   Crown Cork & Seal Co., Inc.                            112,100                6,095
   Gillette Co.                                           164,500               12,790
   Great Atlantic &
     Pacific Tea Co., Inc.                                100,400                3,200
   Interstate Bakeries                                     16,800                  825
   Philip Morris Cos., Inc.                               209,300               23,572
   Procter & Gamble Co.                                   158,084               16,994
   SuperValu Inc.                                         269,700                7,653
                                                                           ------------
                                                                               116,422
                                                                           ------------
ENERGY (9.6%)
   Amerada Hess Corp.                                      31,100                1,800
   Ashland Inc.                                           146,100                6,410
   Atlantic Richfield Co.                                  54,600                7,235
   Baker Hughes, Inc.                                     132,000                4,554
   Burlington Resources, Inc.                             146,800                7,395
   Dresser Industries, Inc.                                11,200                  347
   Eastern Enterprises                                     84,600                2,993
   Exxon Corp.                                            273,700               26,823
   Halliburton Co.                                        126,300                7,610
   Helmerich & Payne, Inc.                                161,400                8,413
   Louisiana Land & Exploration Co.                         4,600                  247
   Mobil Corp.                                             89,800               10,978
   Occidental Petroleum Corp.                             249,900                5,841
   Pennzoil Co.                                            85,900                4,853
   Phillips Petroleum Co.                                  75,900                3,359
   Royal Dutch Petroleum Co. ADR                           71,900               12,277
-  Santa Fe Energy Resources, Inc.                        245,500                3,406
   Texaco Inc.                                             15,700                1,541
   USX-Marathon Group                                      32,700                  781
   Unocal Corp.                                           169,000                6,866
                                                                           ------------
                                                                               123,729
                                                                           ------------

FINANCIAL (15.1%)
   American International
    Group, Inc.                                           188,750               20,432
   BankAmerica Corp.                                      262,600               26,194
   Bankers Trust New York Corp.                            35,500                3,062
   Beneficial Corp.                                        97,000                6,147
   Chase Manhattan Corp.                                  113,600               10,139
   Conseco Co., Inc.                                        7,900                  504
   Federal National Mortgage Assn.                        152,000                5,662
   First Bank System, Inc.                                 40,400                2,757
   First Chicago NBD Corp.                                 83,350                4,480
   First Union Corp.                                       51,100                3,781
   Golden West Financial Corp.                              6,200                  391
   Great Western Financial Corp.                          187,100                5,426
   Green Tree Financial Corp.                              11,500                  444
   J.P. Morgan & Co., Inc.                                 72,100                7,039
   Morgan Stanley Group, Inc.                             372,200               21,262
   NationsBank Corp.                                      193,200               18,885
   PNC Bank Corp.                                         247,900                9,327
   Providian Corp.                                         86,300                4,434
   SAFECO Corp.                                            84,100                3,301
   Salomon, Inc.                                          221,400               10,433
   SouthTrust Corp.                                         9,000                  313
   Travelers Group Inc.                                   653,400               29,648
                                                                           ------------
                                                                               194,061
                                                                           ------------

HEALTH CARE (11.0%)
   Abbott Laboratories                                    307,840               15,623
-  ALZA Corp.                                             296,600                7,675
-  Amgen, Inc.                                            128,700                6,998
-  Genetics Institute Inc.
      Depository Shares                                    32,500                2,754
   Johnson & Johnson                                      676,600               33,661
   Merck & Co., Inc.                                      443,400               35,139
   Pfizer, Inc.                                           296,900               24,606
-  Tenet Healthcare Corp.                                 149,400                3,268
   United States Surgical Corp.                           287,200               11,309
                                                                           ------------
                                                                               141,033
                                                                           ------------
TECHNOLOGY (6.9%)
-  Apple Computer, Inc.                                   158,800                3,295
-  Cisco Systems, Inc.                                     56,000                3,563
-  Compaq Computer Corp.                                  266,200               19,765
-  DSC Communications Corp.                               147,200                2,631
   Harris Corp.                                            20,700                1,421
   Hewlett-Packard Co.                                    225,600               11,336
-  Input/Output, Inc.                                     344,000                6,364
   Intel Corp.                                             82,200               10,758
   Lucent Technologies, Inc.                               16,431                  760
-  Microsoft Corp.                                         41,700                3,445
   Moore Corp. Ltd.                                       437,700                8,918
   Pitney Bowes, Inc.                                      37,000                2,017
-  Storage Technology Corp.                                42,800                2,038
-  Sun Microsystems, Inc.                                 415,200               10,639
-  Western Digital Corp.                                    2,800                  159
-  Xerox Corp.                                             35,000                1,842
                                                                           ------------
                                                                                88,951
                                                                           ------------
TRANSPORT & SERVICES (1.4%)
-  AMR Corp.                                               78,600                6,927
   CSX Corp.                                              160,600                6,785
   Union Pacific Corp.                                     60,100                3,613
-  USAir Group, Inc.                                        9,300                  217
-  Yellow Corp.                                            78,200                1,124
                                                                                18,666
UTILITIES (8.7%)
   AT&T Corp.                                             256,100               11,140
   Bell Atlantic Corp.                                    224,000               14,504
   BellSouth Corp.                                        364,400               14,713
   Consolidated Natural Gas Co.                             6,800                  376
   Entergy Corp.                                          313,700                8,705
   GTE Corp.                                              387,400               17,627
   NorAm Energy Corp.                                     208,600                3,207
   PacifiCorp                                             143,800                2,948
   Peoples Energy Corp.                                    45,100                1,528
   Public Service Enterprise
     Group Inc.                                           271,800                7,407
   Sprint Corp.                                           519,200               20,703
   Unicom Corp.                                           351,000                9,521
                                                                           ------------
                                                                               112,379
                                                                           ------------

---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                           SHARES                (000)
---------------------------------------------------------------------------------------
MISCELLANEOUS (1.2%)
-  Accustaff, Inc.                                         94,000                1,986
   Loews Corp.                                             63,600                5,994
-  Robert Half International, Inc.                         12,100                  416
   Service Corp. International                            258,200                7,230
                                                                           ------------
                                                                                15,626
                                                                           ------------
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $966,917)                                                           1,229,239
---------------------------------------------------------------------------------------

                                                             FACE
                                                           AMOUNT
                                                            (000)
---------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.7%)
---------------------------------------------------------------------------------------
U.S. Treasury Bill--Note E
   5.25%, 3/20/97                                        $  2,000                1,979
Repurchase Agreement
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.39%, 1/2/97                                           57,948               57,948
---------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $59,927)                                                               59,927
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
   (COST $1,026,844)                                                         1,289,166
---------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
---------------------------------------------------------------------------------------
Other Assets--Note C                                                             8,937
Liabilities                                                                    (12,688)
                                                                           ------------
                                                                                (3,751)
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------
Applicable to 57,824,798 outstanding
   $.001 par value shares
   (authorized 1,000,000,000 shares)                                        $1,285,415
                                                                           ------------
=======================================================================================
NET ASSET VALUE PER SHARE                                                       $22.23
=======================================================================================

*  See Note A in Notes to Financial Statements.
-  Non-Income Producing Security.
(1)The combined market value of common stocks and S&P 500 Index futures contracts represents 99.5% of net assets.
   ADR--American Depository Receipt.


---------------------------------------------------------------------------------------
                                                           AMOUNT                   PER
                                                            (000)                 SHARE
---------------------------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------
Paid in Capital--Note A                               $   971,415               $16.80
Undistributed Net Investment
   Income--Notes A and D                                      434                  .01
Accumulated Net Realized
   Gains--Note D                                           50,674                  .87
Unrealized Appreciation--Note E
   Investment Securities                                  262,322                 4.54
   Futures Contracts                                          570                  .01
---------------------------------------------------------------------------------------
NET ASSETS                                             $1,285,415               $22.23
=======================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------
                                                              QUANTITATIVE PORTFOLIOS
                                                         YEAR ENDED DECEMBER 31, 1996
                                                                                (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                $  23,253
   Interest                                                                     2,642
                                                                         -------------
      Total Income                                                             25,895
                                                                         -------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                 1,646
      Performance Adjustment                                                     (429)
   The Vanguard Group--Note C
      Management and Administrative                                             2,549
      Marketing and Distribution                                                  246
   Taxes (other than income taxes)                                                 76
   Custodian Fees                                                                  22
   Auditing Fees                                                                    9
   Shareholders' Reports                                                           55
   Annual Meeting and Proxy Costs                                                  16
   Directors' Fees and Expenses                                                     3
                                                                         -------------
      Total Expenses                                                            4,193
      Expenses Paid Indirectly--Note C                                           (104)
                                                                         -------------
      Net Expenses                                                              4,089
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          21,806
--------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                 126,372
   Futures Contracts                                                            5,671
--------------------------------------------------------------------------------------
REALIZED NET GAIN                                                             132,043
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                       76,337
   Futures Contracts                                                              844
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               77,181
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $231,030
======================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------
                                                               QUANTITATIVE PORTFOLIOS
                                                               YEAR ENDED DECEMBER 31,
                                                         -----------------------------
                                                                   1996          1995
                                                                  (000)         (000)
--------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                 $      21,806    $   16,680
   Realized Net Gain                                           132,043        54,270
   Change in Unrealized Appreciation (Depreciation)             77,181       150,960
                                                       -------------------------------
      Net Increase in Net Assets Resulting from
        Operations                                             231,030       221,910
                                                       -------------------------------
DISTRIBUTIONS
   Net Investment Income                                       (21,371)      (17,520)
   Realized Capital Gain                                       (96,032)      (31,764)
                                                       -------------------------------
      Total Distributions                                     (117,403)      (49,284)
                                                       -------------------------------
NET EQUALIZATION CREDITS--Note A                                     --        1,046
                                                       -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                      352,761       204,633
   Issued in Lieu of Cash Distributions                        112,927        47,452
   Redeemed                                                   (203,347)     (112,359)
                                                       -------------------------------
      Net Increase from Capital Share Transactions             262,341       139,726
--------------------------------------------------------------------------------------
   Total Increase                                              375,968       313,398
--------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                           909,447       596,049
   End of Year                                              $1,285,415      $909,447
======================================================================================
(1)Shares Issued (Redeemed)
   Issued                                                       16,557        11,067
   Issued in Lieu of Cash Distributions                          5,223         2,450
   Redeemed                                                     (9,549)       (6,226)
                                                       -------------------------------
      Net Increase in Shares Outstanding                        12,231         7,291
======================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

------------------------------------------------------------------------------------------------------
                                                                   QUANTITATIVE PORTFOLIOS
                                                                   YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR          1996        1995       1994       1993      1992
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $19.95       $15.56    $16.45     $16.30     $16.32
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                               .41          .41       .40        .40        .44
   Net Realized and Unrealized Gain (Loss)
      on Investments                                  4.09         5.14      (.50)      1.83        .69
                                              ----------------------------------------------------------
      Total from Investment Operations                4.50         5.55      (.10)      2.23       1.13
                                              ----------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income               (.40)        (.42)     (.39)      (.39)      (.44)
   Distributions from Realized Capital
      Gains                                          (1.82)        (.74)     (.40)     (1.69)      (.71)
                                              ----------------------------------------------------------
      Total Distributions                            (2.22)       (1.16)     (.79)     (2.08)     (1.15)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $22.23       $19.95    $15.56     $16.45     $16.30
=======================================================================================================

TOTAL RETURN                                         23.06%       35.93%    -0.61%     13.83%      7.01%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)               $1,285         $909      $596       $531       $416
   Ratio of Total Expenses to Average
      Net Assets                                      0.38%        0.47%     0.48%      0.50%      0.40%
   Ratio of Net Investment Income to
      Average Net Assets                              1.97%        2.25%     2.50%      2.22%      2.67%
   Portfolio Turnover Rate                              75%          59%       71%        85%        51%
   Average Commission Rate Paid                     $.0333          N/A       N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Quantitative Portfolios is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. EQUALIZATION: Prior to January 1996, the Fund followed the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, was credited or charged to undistributed net investment income. As a result, undistributed income per share was unaffected by capital share transactions. As of January 1, 1996, the Fund has discontinued equalization accounting and has reclassified accumulated net equalization credits of $6,114,000 from undistributed net investment income to paid in capital. This reclassification has no effect on the Fund's net assets, results of operations, or net asset value per share.

    4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    5. FUTURES: The Fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a contract that expires March 31, 1998, the Fund pays Franklin Portfolio Associates an investment advisory fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the year ended December 31, 1996, the advisory fee represented an effective annual basic rate of 0.15% of the Fund's average net assets before a decrease of $429,000 (0.04%) based on performance. The basic fee reflects a fee waiver of $31,000 for the period January 1, 1996, to March 31, 1996.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1996, the Fund had contributed capital of $116,000 to Vanguard (included in Other Assets), representing 0.6% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

    Vanguard has asked the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended December 31, 1996, these arrangements reduced the Fund's expenses by $104,000 (0.01% of average net assets).

D. During the year ended December 31, 1996, the Fund purchased $954,200,000 of investment securities and sold $796,547,000 of investment securities, not counting U.S. government securities and temporary cash investments. Gains of $3,388,000 on securities held for less than one year are treated as ordinary income for tax purposes and have been included in income dividends to shareholders; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At December 31, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $262,322,000, consisting of unrealized gains of $274,141,000 on securities that had risen in value since their purchase and $11,819,000 in unrealized losses on securities that had fallen in value since their purchase.

    At December 31, 1996, the aggregate settlement value of open S&P 500 Index futures contracts expiring through March 1997, the unrealized appreciation on those contracts, and the market value of U.S. Treasury bills deposited as initial margin for those contracts were $50,254,000, $570,000, and $1,979,000, respectively. Unrealized appreciation on open futures contracts is required to be treated as realized gain for federal income tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard Quantitative Portfolios

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Quantitative Portfolios (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 31, 1997

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD QUANTITATIVE PORTFOLIOS

This information for the fiscal year ended December 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

       The Fund designates $105,420,000 as capital gain dividends (from net long-term capital gains), of which $67,486,000 was distributed to shareholders in December 1996 and $37,934,000 will be distributed in March 1997.

       For corporate shareholders, 44.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.








All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
     and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
     Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
     Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
     Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
     American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
     University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
     NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
     Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
     Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
     Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
     Information Technology.

JAMES H. GATELY, Senior Vice President,
     Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
     Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
     Institutional.

RALPH K. PACKARD, Senior Vice President and
     Chief Financial Officer.

[VANGUARD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS

  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS

  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS

  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio
  Aggressive Growth Funds
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS

  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS

  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS

  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY, OH, PA)

Q930-12/96